THE FRANKLIN LIFE INSURANCE COMPANY
FRANKLIN LIFE VARIABLE ANNUITY FUND
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED MAY 23, 2002
TO
PROSPECTUS
DATED APRIL 30, 1999
AS SUPPLEMENTED AUGUST 31, 2001

          Effective May 23, 2002, The Franklin Life Insurance Company ("The Franklin") is amending the prospectus for the sole purpose of announcing the planned merger of The Franklin with American General Life Insurance Company.

          On page 17 of the prospectus, under the section titled "The Franklin" the following paragraph is hereby inserted at the end of the section.

The Franklin has announced that it intends to merge with American General Life Insurance Company ("American General Life"), subject to receipt of required approvals from the SEC and certain state insurance departments. American General Life is a stock life insurance company organized under the laws of Texas. American General Life is an affiliate of The Franklin and is also an indirect wholly-owned subsidiary of AIG. Following the merger, the Fund will be a separate account of American General Life and the commitments under the Contracts will be American General Life's. We expect the merger to occur by the end of 2002.